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          _____________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ___________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                           ___________________________

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(B)(2)_________

                           ___________________________

                      CHEMICAL TRUST COMPANY OF CALIFORNIA
          (formerly Manufacturers Hanover Trust Company of California)
               (Exact name of trustee as specified in its charter)

CALIFORNIA                                                  94-2926573
(Jurisdiction of incorporation or                           I.R.S. employer
organization if not a U. S. national bank)                  identification No.)

101 California Street, Suite 2725
San Francisco, California                                   94111
(Address of principal executive offices)                    (Zip Code)

                               Francis J. Farrell
                            Vice President & Manager
                        101 California Street, Suite 2725
                            San Francisco, CA  94111
                               Tel: (415)954-9525
            (name, address and telephone number of agent for service)
                           ___________________________
                       ZIONS INSTITUTIONAL CAPITAL TRUST A
                            ZIONS FIRST NATIONAL BANK
                              ZIONS BANCORPORATION
               (Exact name of obligor as specified in its charter)

DELAWARE                                                    Applied For
NATIONAL BANKING ASSOCIATION                                87-0189025
UTAH                                                        87-0227400
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                              Identification No.)

c/o Zions Bancorporation
1380 Gateway Tower East
Salt Lake City, Utah                                        84133
(Address of principal executive offices)                    (Zip Code)
                           ___________________________
                       8.536% Capital Securities, Series A
                       (Title of the indenture securities)
                       __________________________________


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                                     GENERAL

ITEM 1.   GENERAL INFORMATION.

          Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of California,
               235 Montgomery Street, San Francisco, California 94104-2980. Board of Governors of the Federal Reserve System,
               Washington, D.C. 20551

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2.   AFFILIATIONS WITH THE OBLIGOR.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

ITEM 16.  LIST OF EXHIBITS

     List below all exhibits filed as a part of this Statement of Eligibility.

     1. A copy of the Articles of Incorporation of the Trustee as now in effect, including the Restated Articles of Incorporation dated December 23, 1986 and the Certificate of Amendment dated March 26, 1992 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     2. A copy of the Certificate of Authority of the Trustee to Commence Business (See Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     3.   Authorization to exercise corporate trust powers (Contained in Exhibit
2).

     4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     5.   Not applicable.

     6.   The consent of the Trustee required by Section 321(b) of the Act (See
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-55136, which is incorporated by reference).

     7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

     8.   Not applicable.

     9.   Not applicable.



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                                    SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chemical Trust Company of California, a corporation organized and existing under the laws of the State of California, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of San Francisco and State of California, on the 21st day of March, 1997.



                         CHEMICAL TRUST COMPANY OF CALIFORNIA



                         By   /s/ Mike McGhee
                           ----------------------------------
                              MIKE McGHEE
                              Assistant Vice President


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EXHIBIT 7.            REPORT OF CONDITION OF THE TRUSTEE.
--------------------------------------------------------------------------------









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TRUST COMPANY


CONSOLIDATED REPORT OF CONDITION OF     Chemical Trust Company of California
                                    ----------------------------------------
                                                    (Legal Title)

LOCATED AT  San Francisco         San Francisco            CA       94111
           -----------------------------------------------------------------
            (City)                    (County)           (State)    (Zip)

AS OF CLOSE OF BUSINESS ON         December 31, 1996   BANK NO.      1476
                           ----------------------------        -------------
----------------------------------------------------------------------------
----------------------------------------------------------------------------
ASSETS                                            DOLLAR AMOUNT IN THOUSANDS

1.   Cash and due from banks                                        10,939
2.   U.S. Treasury securities                                       10,215
3.   Obligations of other U.S. Government agencies and corporations
4.   Obligations of States and political subdivisions
5.   Other securities (including $__________________corporate stock
     (a)  Loans
     (b)  Less:  Reserve for possible loan losses
     (c)  Loans (Net)
7.   Bank Premises, furniture and fixtures and other assets
     representing bank premises (including $_-0-__capital leases)      103
8.   Real estate owned other than bank premises
9.   Investments in subsidiaries not consolidated
10.  Other assets (complete schedule on reverse) (including
     $_________________intangibles)                                    939
11.  TOTAL ASSETS                                                   22,196
                                                                    ------
                                                                    ------
LIABILITIES

12.  Liabilities For borrowed money
13.  Mortgage indebtedness (including $__________ capital
     leases)
14.  Other liabilities (complete on schedule on reverse              2,699
15.  TOTAL LIABILITIES                                               2,699
16.  Capital notes and debentures                                    -----
                                                                     -----

SHAREHOLDERS EQUITY

17.  Preferred stock--
     (Number shares outstanding___________) Amount $
18.  Common stock--
     (Number shares authorized____100_____) Amount $
     (Number shares outstanding____100____) Amount $    10
19.  Surplus                                Amount $ 9,990
20.  TOTAL CONTRIBUTED CAPITAL                                      10,000
21.  Retained earnings and other capital reserves                    9,497
22.  TOTAL SHAREHOLDERS EQUITY                                      19,497
23.  TOTAL LIABILITIES AND CAPITAL ACCOUNTS                         22,196
                                                                    ------
                                                                    ------


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MEMORANDA

1.   Assets deposited with State Treasurer to qualify for
     exercise of fiduciary powers (market value)                       605

--------------------------------------------------------------------------------

The undersigned, Francis J. Farrell, VP & Manager
                 --------------------------------
                         (Name and Title)

             and Frank J. Seidel, Vice President
                 -------------------------------
                         (Name and Title)


of the above named trust company, each declares, for himself alone and not for the other: I have a personal knowledge of the matters contained in this report (including the reverse side hereof), and I believe that each statement in said report is true. Each of the undersigned, for himself alone and not for the other, certifies under penalty of perjury that the foregoing is true and correct.

Executed on 3/xx/97, at San Francisco, California
            -------     -------------
            (Date)         (City)

           s/Francis J. Farrell                  s/Frank J. Seidel
           --------------------                  -----------------
               (Signature)                          (Signature)



                    SCHEDULE OF OTHER ASSETS

          Accounts Receivable                       $422
          Accrued Interest                            37
          Deferred Taxes                             396
          Other                                       84
                                                    ----
                Total (same as Item 10)             $939


                   SCHEDULE OF OTHER LIABILITIES

          Accrued Income Taxes                    $1,507
          Accrued Expenses & A/P                     377
          Accrued Pension & Benefits                 815
                                                  ------
               Total (same as Item 14)            $2,699


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